SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported) : August 5, 1996


                            ELECTROPHARMACOLOGY, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                   0-25828                95-4315412
     (State or other jurisdiction     (Commission          (I.R.S. Employer
         of incorporation)            File Number)         Identification No.)



           2301 NW 33rd Court, Suite 102, Pompano Beach, Florida 33069
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (954) 975-9818

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           Former name or former address, if changed since last report



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Item 5. Other Events

     On August 5, 1996, the Registrant entered in an Employment Agreement with Joseph Mooibroek which provides for Mr. Mooibroek to act as Chairman of the Board and Chief Executive Officer of the Registrant.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits

               10.35 Employment Agreement between Registrant and Joseph
                     Mooibroek.






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


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                     ELECTROPHARMACOLOGY, INC.

                                                     By: /s/ DONALD F. SOLDATIS
                                                         -----------------------
                                                         Donald F. Soldatis,
                                                         Chief Financial Officer


Date:  October 4, 1996


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